Consolidated Balance Sheets (Parenthetical) - USD ($)	Dec. 31, 2020	Dec. 31, 2019
Consolidated Balance Sheets
Allowance for doubtful accounts	$ 1,652,000	$ 1,545,000
Common Stock, Par or Stated Value Per Share	$ 0.0001	$ 0.0001
Common Stock, Shares Authorized	200,000,000	200,000,000
Common Stock, Shares, Issued	41,046,216	5,285,054
Common Stock, Shares, Outstanding	41,046,216	5,285,054